FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 28, 1995
                                                        ------------------


                      UNITED STATES CELLULAR CORPORATION
                     ------------------------------------
            (Exact name of registrant as specified in its charter)


              Iowa                       1-9712                    62-1147325
              -----                      -------                   -----------
        (State or other               (Commission                (IRS Employer
        jurisdiction of               File Number)              Identification
         incorporation)                                               No.)



   8410 West Bryn Mawr,Suite 700, Chicago, Illinois               60631
  --------------------------------------------------              -----
      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (312) 399-8900


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)


           The Exhibit Index is Located on Page 4 of 5 Total Pages.

Item 5.   Other Events.
          --------------

      On September 28, 1995, the Company announced that a Federal Communications Commission ("FCC") administrative law judge issued a ruling finding the Company and Telephone and Data Systems, Inc. fully qualified to be FCC licensees. The decision favorably resolves candor issues raised in the La Star and Wisconsin 8 (Vernon) Rural Service Area ("RSA") matters.

      This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.




Item 7.     Financial Statements and Exhibits
            -----------------------------------

(c)   Exhibits
      ---------

      The  exhibits accompanying this  report are  listed in  the accompanying
Exhibit Index.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




United States Cellular Corporation
(Registrant)

Date: October 3, 1995


By:  /s/  PHILLIP A. LORENZINI
     --------------------------
Phillip A. Lorenzini
Controller
(principal accounting officer)

                                 EXHIBIT INDEX


Exhibit Number    Description of Exhibit  Sequentially Numbered Page
--------------    ----------------------  -----------------------------

      99          News Release dated                  5
                  September 28, 1995